Exhibit 4.1

COMMON STOCK	COMMON STOCK
PAR VALUE $0.00	THIS CERTIFICATE IS TRANSFERABLE IN
CANON MA, AND NEW YORK, NY

TriCo Bancshares

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

THIS CERTIFIES THAT
	S P E C I M E N	CUSIP
is the owner of:		SEE REVERSE FOR CERTAIN DEFINITIONS
SHARES OF COMMON STOCK OF

TriCo Bancshares (hereinafter call “Corporation”), transferable only on the books of the Corporation by the holder thereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.
The amount of Common Stock is set forth on the books of the Corporation.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures and the facsimile signatures of its duly authorized officers.

DATED
President and CEO	[SEAL]	COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE SHAREHOLDER SERVICES LLC
TRANSFER AGENT AND REGISTRAR,

Chairman of the Board

Secretary of the Board

SECURITY INSTRUCTIONS ON REVERSE

TriCo Bancshares

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFTS MIN ACT - ________ custodian _________
(Cust) (Minor)

TEN ENT - as tenants by the entireties	UNIF TRF MIN ACT - ________custodian _________
(Cust) (State)

JT TEN - as joint tenants with right
of survivorship and not as
tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF TRANSFEREE

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Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
-------------------------------------		----------------------------------------------------------------------------------

Signature:	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT
-------------------------------------		MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
Signature:		PARTICULAR WITHOUT ALTERATION OR
-------------------------------------		ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15
The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares we covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have
processed as requested. If you did not specify a cost basis
calculation method, we have defaulted to the first in, first out
(FIFO) method. Please visit our website or consult your tax
advisor if you need additional information.
If you do not keep in contact with us or do not have any
activity in your account for the time periods specified by state law, your property could become subject to state unclaimed
property laws and transferred to the appropriate state.